Exhibit 10.8

Execution Version

AMENDMENT NO. 7, dated as of April 2, 2020 (this “Amendment No. 7”), to the Credit Agreement dated as of May 6, 2014 (as amended and restated by that certain Amendment No. 5 dated as of May 18, 2018, as amended by that certain Amendment No. 6 dated as of February 18, 2020, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among WME IMG HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC, a Delaware limited liability company (“William Morris”), IMG WORLDWIDE HOLDINGS, LLC, a Delaware limited liability company (“IMG Worldwide” and, together with William Morris, the “Borrowers”), each lender from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.

RECITALS

Pursuant to Section 9.02 of the Credit Agreement, the Borrower has requested that the Revolving Lenders party hereto, which constitute the Required Revolving Lenders, approve the amendments referred to in Section 1.02 hereof.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, Intermediate Holdings, the Borrowers, the Required Revolving Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Amendment.

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement. Effective as of the Amendment No. 7 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Amendment No. 7” means Amendment No. 7 to this Agreement, dated as of April 2, 2020, among Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto and the Administrative Agent.

“Amendment No. 7 Effective Date” has the meaning assigned thereto in Amendment No. 7.

“Covenant Waiver Conditions” means that each of the following shall be satisfied:

(a) since the Amendment No. 7 Effective Date, notwithstanding anything to the contrary in Section 6.08(a), none of Holdings, Intermediate Holdings nor any Borrower shall, nor shall they permit any Restricted Subsidiary to, pay or make, directly or indirectly, any Restricted Payment (other than Restricted Payments of the type permitted by Section 6.08(a)(iii), (v), (vii), (ix), (x), (xi), (xiii) or (xviii)) to Silver Lake Partners III, L.P., Silver Lake Partners IV, L.P. or any funds, partnerships or other co-investment vehicles managed, advised or controlled by the foregoing or by their respective Affiliates (the “RP Condition”); and

(b) Holdings shall maintain Liquidity of no less than $40,000,000 as of the last day of each Test Period ending during the Covenant Waiver Period (the “Liquidity Condition”).

“Covenant Waiver Period” means the period from and after the Amendment No. 7 Effective Date to and including the earlier of (x) December 31, 2020 and (y) the day immediately preceding the last day of the Test Period during which Holdings has delivered a Financial Covenant Election to the Administrative Agent.

“Financial Covenant Election” means an election by Holdings, by written notice to the Administrative Agent, to test the Financial Performance Covenant on the last day of the Test Period during which Holdings has delivered such Financial Covenant Election and each Test Period ending thereafter.

“Liquidity” means, as of any date of determination, the sum of (a) unused Revolving Commitments at such time plus (b) the aggregate amount of Available Cash as of such time. For purposes of determining Liquidity, Revolving Commitments shall be deemed to be used at any date of determination to the extent of the outstanding Revolving Loans, LC Exposure and Swingline Exposure at such time.

(b) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “Amendment No. 7,” after the text “the Amendment No. 6 Reaffirmation Agreement,” appearing in such definition.

(c) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Financial Covenant. Solely with respect to the Revolving Credit Facility, if on the last day of any Test Period, beginning with the Test Period ending September 30, 2018, the sum of (i) the aggregate principal amount of Revolving Loans then outstanding, plus (ii) the aggregate principal amount of Swingline Loans then outstanding, plus (iii) the amount by which the face amount of Letters of Credit then outstanding (other than Letters of Credit that are Cash Collateralized) is in excess of $50,000,000 in the aggregate, exceeds 35.0% of the aggregate principal amount of Revolving Commitments then in effect, Holdings will not permit the First Lien Leverage Ratio to exceed 7.50 to 1.00 as of the last day of such Test Period; provided that, solely to the extent Holdings remains compliant with the Covenant Waiver Conditions at all relevant times during the Covenant Waiver Period, the Test Periods ending June 30, 2020, September 30, 2020 and December 31, 2020 shall be exempt.

For the avoidance of doubt, if Holdings, Intermediate Holdings and the Borrowers cease to be in compliance with (a) the Liquidity Condition as of the last day of any Test Period ending during the Covenant Waiver Period, then the Financial Performance Covenant will be deemed to be applicable as of the last day of such Test Period or (b) the RP Condition at any time during the Covenant Waiver Period, then the Financial Performance Covenant will be deemed to have been applicable as of the last day of the most recently ended Test Period. Accordingly, if Holdings would not have been in compliance with the Financial Performance Covenant as of the last day of such Test Period, then, subject to the rights and limitations set forth in Section 7.02, an Event of Default under Section 7.01(d) shall result from such non-compliance with the Liquidity Condition or the RP Condition, as applicable.

SECTION 1.03. Amendment Effectiveness. Section 1.02 of this Amendment No. 7 shall become effective as of the first date (the “Amendment No. 7 Effective Date”) on which the following conditions have been satisfied or waived:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) Intermediate Holdings, (iv) the Required Revolving Lenders and (v) the Administrative Agent either (x) counterparts of this Amendment No. 7 signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment No. 7 Effective Date.

(c) The Administrative Agent shall have received a certificate of a Responsible Officer of each of the Borrowers, dated the Amendment No. 7 Effective Date, certifying compliance with clause (b) above.

(d) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and each Lender party hereto and dated the Amendment No. 7 Effective Date) of Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties.

(e) The Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or, in lieu of a copy of any such Organizational Document, a representation that such Organizational Documents have not been amended since the Effective Date or, if later, since the date on which such Loan Party became a Loan Party), (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party (or, in lieu of a copy of any such signature and incumbency certificate, a representation that such Responsible Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the Effective Date or, if later, on the date on which such Loan Party became a Loan Party), (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 7 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(f) The Administrative Agent shall have received a customary certificate from a Financial Officer of Holdings certifying that Holdings and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment No. 7 to occur on the Amendment No. 7 Effective Date, Solvent.

(g) The Administrative Agent shall have received all documentation at least three Business Days prior to the Amendment No. 7 Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Amendment No. 7 Effective Date and that the Administrative Agent has reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act. Any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.

(h) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Amendment No. 7 Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(i) The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment No. 7 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective if each of the conditions set forth or referred to in Section 1.03 hereof has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on April 2, 2020.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment No. 7, the Borrowers represent and warrant to each of the Lenders, including the Administrative Agent that, as of the Amendment No. 7 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 7 Effective Date, this Amendment No. 7 has been duly authorized, executed and delivered by each of Holdings and each of the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Amendment No. 7 Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment No. 7 on such date, true and correct in all material respects on and as of the Amendment No. 7 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment No. 7 and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment No. 7 Effective Date.

(d) Immediately after the consummation of the transactions contemplated under this Amendment No. 7 to occur on the Amendment No. 7 Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment No. 7 to occur on the Amendment No. 7 Effective Date, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment No. 7 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment No. 7 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 7 Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment No. 7 shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment No. 7 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment No. 7 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment No. 7 shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment No. 7 to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment No. 7 and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

SECTION 2.05. Counterparts. This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment No. 7 by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment No. 7 shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 2.06. Headings. The headings of this Amendment No. 7 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed and delivered by their officers as of the date first above written.

WME IMG HOLDINGS, LLC, as Holdings

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

WME IMG, LLC, as Intermediate Holdings

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC, as a Borrower

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

IMG WORLDWIDE HOLDINGS, LLC, as a Borrower

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

[Signature Page to Endeavor Amendment No. 7]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Revolving Lender and Issuing Bank

By:	/s/ INDERJEET ANEJA
Name: INDERJEET ANEJA
Title: Executive Director

[Signature Page to Endeavor Amendment No. 7]

BARCLAYS BANK PLC, as a Revolving Lender and Issuing Bank

By:	/s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

[Signature Page to Endeavor Amendment No. 7]

ROYAL BANK OF CANADA, as a Revolving Lender and Issuing Bank

By:	/s/ Kevin Quan
Name: Kevin Quan
Title: Authorized Signatory

[Signature Page to Endeavor Amendment No. 7]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender and Issuing Bank

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to Endeavor Amendment No. 7]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender and Issuing Bank

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Emerson Almeida
Name: Emerson Almeida
Title: Authorized Signatory

[Signature Page to Endeavor Amendment No. 7]

UBS AG, Stamford Branch, as a Revolving Lender and Issuing Bank

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Endeavor Amendment No. 7]

HSBC BANK USA, N.A., as a Revolving Lender and Issuing Bank

By:	/s/ Curtis Vega
Name: Curtis Vega
Title: Senior Vice President

[Signature Page to Endeavor Amendment No. 7]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Endeavor Amendment No. 7]